NEWS RELEASE                                                    [COMPUWARE LOGO]
COMPUWARE CORPORATION
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
(313) 227-7300


FOR IMMEDIATE RELEASE
MAY 16, 2006

         COMPUWARE BOOSTS EPS TO 15 CENTS PER SHARE IN FOURTH QUARTER,
                     37 CENTS PER SHARE IN FISCAL YEAR 2006

    COMPANY GROWS TOTAL DISTRIBUTED REVENUE NEARLY 12 PERCENT FOR THE YEAR,
                        ESTABLISHES CEO SUCCESSION PLAN

DETROIT--May 16, 2006--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its fourth quarter and fiscal year ended March 31, 2006.

"I'm pleased that Compuware demonstrated robust earnings growth for the fiscal year," said Compuware Chairman and CEO Peter Karmanos, Jr. "The entire Compuware management team understands that we must use these solid results as a launching pad for delivering revenue and earnings growth in the fiscal year ahead.

"To ensure the company achieves these goals while planning for my succession," continued Karmanos, "the Compuware Board of Directors recently established the Office of the Chairman. Consisting of me, CFO Laura Fournier, President and COO of Products Hank Jallos and President and COO of Covisint Bob Paul, the Office of the Chairman will refine and successfully implement Compuware's strategy for accelerating growth. Over time, the Board of Directors and the Office of the Chairman will work together to identify a potential candidate to assume the role of CEO."

FISCAL YEAR 2006 RESULTS

During the fiscal year ended March 31, 2006, revenues were $1.2 billion. Net income was $143.0 million for fiscal 2006, increasing nearly 87 percent from $76.5 million in fiscal 2005. Earnings per share (diluted computation) were 37 cents, compared to 20 cents in fiscal 2005, based upon 387.6 million and 388.5 million shares outstanding, respectively.

During fiscal 2006, software license fees were $296.7 million. Maintenance revenue was $433.6 million in fiscal 2006, up from $425.3 million in fiscal 2005. Professional services fees for fiscal year 2006 were $475.1 million.

FOURTH QUARTER FISCAL 2006 RESULTS

Compuware reports fourth quarter net income of $56.4 million on revenues of $309.5 million. Earnings per share (diluted computation) were 15 cents, based upon 382.3 million shares outstanding.

                                     -MORE-
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Page 2
Compuware Boosts EPS to 15 Cents per Share in Fourth Quarter, 37 Cents per Share in Fiscal Year 2006
May 16, 2006


During the company's fourth quarter, software license fees were $81.8 million. Maintenance fees were $107.7 million during the quarter, and fourth quarter revenue from professional services was $120.0 million.

FOURTH QUARTER FISCAL YEAR 2006 HIGHLIGHTS

During the fourth quarter, Compuware:

o Announced that General Motors named Compuware Covisint a Tier 1 service provider as a part of GM's 2006 IT re-sourcing initiative. Covisint will support business-to-business supply chain collaboration for more than 18,000 production and non-production suppliers, extending its proven B2B messaging and integration services capabilities to GM's European, Asia-Pacific and Latin American suppliers.

o Acquired privately held ProviderLink, of Cary, North Carolina. ProviderLink supports paper-based healthcare organizations in interacting electronically with organizations of higher technology sophistication.

o Announced that Forrester Research recognized Compuware Changepoint as a leader in the Project Portfolio Management market. In the report, "The Forrester Wave: Project Portfolio Management, Q1 2006," Compuware Changepoint was cited for a number of strengths including its strong use of integration as well as strong resource, demand and project management capabilities.

o With the Eclipse Foundation announced the creation of the Tools Services Framework (Corona) Project, to be led by Compuware. Project Corona will enable greater collaboration across the application life cycle for Eclipse users.

o Increased its support for developing applications on the open-source Eclipse platform with version 4.1 of its OptimalJ Java development solution. The agile development capabilities immediately available in OptimalJ 4.1 empower IT teams to implement pragmatic model-driven development principles to rapidly deliver service-oriented and enterprise Java applications.

o Announced that its IT Portfolio Management solution, Compuware Changepoint, earned the Yphise award for best Project Portfolio Management solution. In Yphise's Software Product Assessment Report for Project Portfolio Management, Yphise rated the Compuware Changepoint solution ahead of products from CA, IBM and PlanView.

o Introduced a series of 10 workshops held in partnership with Microsoft Corp. Designed for architects, development leads, security analysts and quality assurance analysts, the workshops convey best practices for writing secure code, identifying and ranking threats to applications and including security in the software development life cycle.

o Introduced at the VSLive! Conference in San Francisco security solutions including DevPartner SecurityChecker 2.0 and a Security Assessment for ASP.NET. DevPartner SecurityChecker 2.0 offers full integration with Microsoft Visual Studio 2005, enabling development and testing teams to quickly locate and fix security vulnerabilities early in the application life cycle. Compuware's Security Assessment for ASP.NET applications combines the proficiency of Compuware IT professionals with the strengths of DevPartner SecurityChecker, allowing IT and development staffs to accurately assess the security vulnerabilities of an ASP.NET application.

Page 3
Compuware Boosts EPS to 15 Cents per Share in Fourth Quarter, 37 Cents per Share in Fiscal Year 2006
May 16, 2006


COMPUWARE CORPORATION

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###


PRESS CONTACT

Lisa Elkin, Vice President, Communications and Investor Relations, 313-227-7345, lisa.elkin@compuware.com


Certain statements in this press release and announcement may constitute forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                AS OF MARCH 31,
                                                           -----------------------

                                                              2006         2005
                                                           ----------   ----------
                          ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ............................   $  612,062   $  497,687
  Investments ..........................................      265,131      299,715
  Accounts receivable, net .............................      418,745      448,611
  Deferred tax asset, net ..............................       32,015       35,726
  Income taxes refundable, net .........................       77,956       32,609
  Prepaid expenses and other current assets ............       24,455       24,369
  Buildings - held for sale ............................       14,816       19,702
                                                           ----------   ----------
          Total current assets .........................    1,445,180    1,358,419
                                                           ----------   ----------

INVESTMENTS ............................................       32,149       69,169
                                                           ----------   ----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION ........................      395,653      418,241
                                                           ----------   ----------
CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION .........................................       61,918       54,043
                                                           ----------   ----------
OTHER:
  Accounts receivable ..................................      206,964      248,686
  Deferred tax asset, net ..............................       13,983        1,804
  Goodwill .............................................      320,082      293,391
  Other ................................................       35,039       34,465
                                                           ----------   ----------
          Total other assets ...........................      576,068      578,346
                                                           ----------   ----------
TOTAL ASSETS ...........................................   $2,510,968   $2,478,218
                                                           ==========   ==========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable .....................................   $   24,468   $   36,439
  Accrued expenses .....................................      170,590      168,600
  Deferred revenue .....................................      350,349      373,157
                                                           ----------   ----------
          Total current liabilities ....................      545,407      578,196

DEFERRED REVENUE .......................................      343,246      364,270

ACCRUED EXPENSES .......................................       17,244       19,597

DEFERRED TAX LIABILITY, NET ............................       25,572
                                                           ----------   ----------
         Total liabilities .............................      931,469      962,063
                                                           ----------   ----------

SHAREHOLDERS' EQUITY:
  Common stock .........................................        3,779        3,884
  Additional paid-in capital ...........................      763,420      744,747
  Retained earnings ....................................      805,781      757,597
  Accumulated other comprehensive income ...............        6,519        9,927
                                                           ----------   ----------
          Total shareholders' equity ...................    1,579,499    1,516,155
                                                           ----------   ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .............   $2,510,968   $2,478,218
                                                           ==========   ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     QUARTER ENDED              TWELVE MONTHS ENDED
                                                       MARCH 31,                      MARCH 31,
                                               --------------------------    --------------------------
                                                   2006           2005           2006           2005
                                               -----------    -----------    -----------    -----------
REVENUES:
  Software license fees ....................   $    81,786    $    86,428    $   296,650    $   305,189
  Maintenance fees .........................       107,674        108,380        433,596        425,310
  Professional services fees ...............       120,022        123,975        475,115        501,340
                                               -----------    -----------    -----------    -----------
       Total revenues ......................       309,482        318,783      1,205,361      1,231,839
                                               -----------    -----------    -----------    -----------

OPERATING EXPENSES:
  Cost of software license fees ............         6,232          6,004         23,262         27,293
  Cost of professional services ............       104,402        107,478        417,485        444,996
  Technology development and support .......        33,882         37,799        138,545        153,386
  Sales and marketing ......................        74,380         85,444        288,162        319,940
  Administrative and general ...............        47,981         51,515        190,538        199,628
                                               -----------    -----------    -----------    -----------
       Total operating expenses ............       266,877        288,240      1,057,992      1,145,243
                                               -----------    -----------    -----------    -----------

INCOME FROM OPERATIONS .....................        42,605         30,543        147,369         86,596
                                               -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSES)
 Interest income ...........................        10,282          6,993         35,705         22,252
 Settlement ................................        10,603                        10,603
 Other .....................................          (613)          (417)        (2,217)        (2,623)
                                               -----------    -----------    -----------    -----------

OTHER INCOME, NET ..........................        20,272          6,576         44,091         19,629
                                               -----------    -----------    -----------    -----------

INCOME BEFORE INCOME TAXES .................        62,877         37,119        191,460        106,225

INCOME TAX PROVISION .......................         6,430         10,393         48,500         29,743
                                               -----------    -----------    -----------    -----------

NET INCOME .................................   $    56,447    $    26,726    $   142,960    $    76,482
                                               ===========    ===========    ===========    ===========

DILUTED EPS COMPUTATION
Numerator:  Net income .....................   $    56,447    $    26,726    $   142,960    $    76,482
                                               -----------    -----------    -----------    -----------
Denominator:
  Weighted-average common shares outstanding       379,872        387,389        385,147        386,701
  Dilutive effect of stock options .........         2,425          1,830          2,422          1,800
                                               -----------    -----------    -----------    -----------
  Total shares .............................       382,297        389,219        387,569        388,501
                                               -----------    -----------    -----------    -----------
Diluted EPS ................................   $      0.15    $      0.07    $      0.37    $      0.20
                                               ===========    ===========    ===========    ===========


Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)

                                                                                 TWELVE MONTHS ENDED
                                                                                       MARCH 31,
                                                                                ----------------------
                                                                                   2006        2005
                                                                                ---------    ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income ................................................................   $ 142,960    $  76,482
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization .........................................      50,193       56,388
      Building impairment ...................................................       6,702
      Tax benefit from employee stock purchases .............................       4,165          634
      Issuance of common stock to ESOP ......................................                    4,872
      Acquisition tax benefits ..............................................      20,783        6,986
      Deferred income taxes .................................................      23,057       27,731
      Other .................................................................       6,274        3,189
      Net change in assets and liabilities, net of effects from acquisitions:
        Accounts receivable .................................................      58,972      (32,614)
        Prepaid expenses and other current assets ...........................         187       (2,307)
        Other assets ........................................................      (1,767)       2,346
        Accounts payable and accrued expenses ...............................      (6,722)     (25,110)
        Deferred revenue ....................................................     (30,366)     122,316
        Income taxes ........................................................     (44,713)       1,374
                                                                                ---------    ---------
             Net cash provided by operating activities ......................     229,725      242,287
                                                                                ---------    ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Businesses, net of cash acquired ......................................     (42,896)    (104,993)
      Property and equipment ................................................     (14,480)     (28,702)
      Capitalized software ..................................................     (20,894)     (19,299)
  Investments:
      Proceeds ..............................................................     450,865      208,427
      Purchases .............................................................    (380,922)    (267,740)
                                                                                ---------    ---------
             Net cash used in investing activities ..........................      (8,327)    (212,307)
                                                                                ---------    ---------

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options ...............................      13,590        1,772
  Contribution to stock purchase plans ......................................       8,902        8,288
  Repurchase of common stock ................................................    (124,004)
                                                                                ---------    ---------
             Net cash provided by (used in) financing activities ............    (101,512)      10,060
                                                                                ---------    ---------

EFFECT OF EXCHANGE RATE CHANGES ON CASH .....................................      (5,511)       2,731
                                                                                ---------    ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS ...................................     114,375       42,771

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD ............................     497,687      454,916
                                                                                ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD ..................................   $ 612,062    $ 497,687
                                                                                =========    =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                              QUARTER ENDED
                                           ---------------------            QUARTER ENDED
                                           MARCH 31,   MARCH 31,   YR - YR   DECEMBER 31,  QTR - QTR
                                              2006       2005     % Change      2005       % Change
                                           ---------   ---------  --------   -----------   ---------
License Fees:
  Distributed Product License Fees
    DevPartner .........................   $  3,119    $  3,924     (20.5%)   $  2,888      8.0%
    QACenter and File-AID Client/Server       7,566       6,530      15.9%       6,887      9.9%
    UNIFACE and Optimal ................      5,364       5,694      (5.8%)      6,525    (17.8%)
    Vantage ............................     16,697      14,850      12.4%      15,924      4.9%
    Changepoint ........................      2,201       2,761     (20.3%)      2,278     (3.4%)
                                           --------    --------               --------
  Total Distributed Product License Fees     34,947      33,759       3.5%      34,502      1.3%
  Mainframe Product License Fees .......     46,839      52,669     (11.1%)     48,751     (3.9%)
                                           --------    --------               --------
Total License Fees .....................     81,786      86,428      (5.4%)     83,253     (1.8%)

Maintenance Fees .......................    107,674     108,380      (0.7%)    107,647      0.0%
                                           --------    --------               --------
Total Products Revenue .................   $189,460    $194,808      (2.7%)   $190,900     (0.8%)
                                           ========    ========               ========


Total Mainframe Products Revenue .......   $127,554    $135,028      (5.5%)   $129,775     (1.7%)
Total Distributed Products Revenue .....   $ 61,906    $ 59,780       3.6%    $ 61,125      1.3%

Total Products Revenue by Geography
    North America ......................   $ 95,977    $100,881      (4.9%)   $105,158     (8.7%)
    International ......................   $ 93,483    $ 93,927      (0.5%)   $ 85,742      9.0%

Product Releases
    Mainframe ..........................          5           4      25.0%           4     25.0%
    Distributed ........................          7          15     (53.3%)          8    (12.5%)

Total Costs of Software Products .......   $114,494    $129,247     (11.4%)   $113,948      0.5%

Professional Services
    Professional Services Revenue ......   $120,022    $123,975      (3.2%)   $115,005      4.4%
    Contribution Margin ................       13.0%       13.3%                  11.4%
    Billable Headcount .................      3,666       3,856      (4.9%)      3,675     (0.2%)

Total Company Headcount ................      7,510       7,908      (5.0%)      7,517     (0.1%)